Exhibit 99.1

 Cautionary Statements

Rosetta Resources Permian Overview

Delaware Basin - Delineation
~47,000 net acres
Reeves County
Note: Acreage numbers are rounded
Summary
• ~120 operated wells averaging
 7,000 Boe/d gross current QTD
• 4 horizontal rigs running
• ~1,200 gross horizontal
 Wolfbone locations
• ~288 MMBoe of total resource
 potential; 82% liquids
Gaines County
Midland Basin - Exploratory
~13,000 net acres

Basin Entry 2013
 • March: Announced acquisition and entry into Permian Basin
 • May: Closed acquisition after debt and equity offerings; begin staffing
 • August: Rosetta assumed operations; opened Midland and Pecos field offices
 • 3Q/4Q: Completed first two upper Wolfcamp horizontal wells

Delineation 2014+
 • Testing Permian horizontal Wolfcamp benches; assessing Bone Spring potential
 • Running four horizontal rigs with plans to drill ~24 wells across acreage
 • Optimizing drilling, completion, facilities, and production operations
 • 1Q: Completed two upper Wolfcamp horizontal wells

Expansion 2014+
 • 1Q: Doubled inventory of horizontal projects to ~1,200 gross locations
 • February: Added ~5,000 net acres in Reeves Co. bolt-on acquisition
 • Assessing Gaines County acreage in Midland Basin; monitoring offset activity
 • Pursuing new growth targets through bolt-on acquisitions in core areas

Development 2015+	• Grow production volumes while applying cross-basin and industry knowledge • Refine and maintain competitive overall cost structure and margins • Continue to optimize all phases of operations

Rosetta’s Permian Basin Timeline
Growing core area in Delaware Basin focused on horizontal applications

Basin Entry 2013
 • March: Announced acquisition and entry into Permian Basin
 • May: Closed acquisition after debt and equity offerings; begin staffing
 • August: Rosetta assumed operations; opened Midland and Pecos field offices
 • 3Q/4Q: Completed first two upper Wolfcamp horizontal wells

Delineation 2014+
 • Testing Permian horizontal Wolfcamp benches; assessing Bone Spring potential
 • Running four horizontal rigs with plans to drill ~24 wells across acreage
 • Optimizing drilling, completion, facilities, and production operations
 • 1Q: Completed two upper Wolfcamp horizontal wells

Expansion 2014+
 • 1Q: Doubled inventory of horizontal projects to ~1,200 gross locations
 • February: Added ~5,000 net acres in Reeves Co. bolt-on acquisition
 • Assessing Gaines County acreage in Midland Basin; monitoring offset activity
 • Pursuing new growth targets through bolt-on acquisitions in core areas

Development 2015+	• Grow production volumes while applying cross-basin and industry knowledge • Refine and maintain competitive overall cost structure and margins • Continue to optimize all phases of operations

Rosetta’s Permian Basin Timeline
Growing core area in Delaware Basin focused on horizontal applications

Basin Entry 2013
 • March: Announced acquisition and entry into Permian Basin
 • May: Closed acquisition after debt and equity offerings; begin staffing
 • August: Rosetta assumed operations; opened Midland and Pecos field offices
 • 3Q/4Q: Completed first two upper Wolfcamp horizontal wells

Delineation 2014+
 • Testing Permian horizontal Wolfcamp benches; assessing Bone Spring potential
 • Running four horizontal rigs with plans to drill ~24 wells across acreage
 • Optimizing drilling, completion, facilities, and production operations
 • 1Q: Completed two upper Wolfcamp horizontal wells

Expansion 2014+
 • 1Q: Doubled inventory of horizontal projects to ~1,200 gross locations
 • February: Added ~5,000 net acres in Reeves Co. bolt-on acquisition
 • Assessing Gaines County acreage in Midland Basin; monitoring offset activity
 • Pursuing new growth targets through bolt-on acquisitions in core areas

Development 2015+	• Grow production volumes while applying cross-basin and industry knowledge • Refine and maintain competitive overall cost structure and margins • Continue to optimize all phases of operations

Rosetta’s Permian Basin Timeline
Growing core area in Delaware Basin focused on horizontal applications

Basin Entry 2013
 • March: Announced acquisition and entry into Permian Basin
 • May: Closed acquisition after debt and equity offerings; begin staffing
 • August: Rosetta assumed operations; opened Midland and Pecos field offices
 • 3Q/4Q: Completed first two upper Wolfcamp horizontal wells

Delineation 2014+
 • Testing Permian horizontal Wolfcamp benches; assessing Bone Spring potential
 • Running four horizontal rigs with plans to drill ~24 wells across acreage
 • Optimizing drilling, completion, facilities, and production operations
 • 1Q: Completed two upper Wolfcamp horizontal wells

Expansion 2014+
 • 1Q: Doubled inventory of horizontal projects to ~1,200 gross locations
 • February: Added ~5,000 net acres in Reeves Co. bolt-on acquisition
 • Assessing Gaines County acreage in Midland Basin; monitoring offset activity
 • Pursuing new growth targets through bolt-on acquisitions in core areas

Development 2015+	• Grow production volumes while applying cross-basin and industry knowledge • Refine and maintain competitive overall cost structure and margins • Continue to optimize all phases of operations

Rosetta’s Permian Basin Timeline
Growing core area in Delaware Basin focused on horizontal applications

Permian Asset Potential
Stacked Zones Provide Collection of Horizontal Development Opportunities
denotes primary targets
*
Inter-bedded oil-bearing sandstone, shale, and
tight limestone
Inter-bedded high quality organic-rich siltstone
and fine-grained tight limestone
Inter-bedded high quality organic-rich siltstones
and tight debris flow deposits (frac barriers)
In comparison, the
lower Eagle Ford
reservoir thickness is
~100’ at Gates Ranch

Reeves Co. Horizontal Development Plan 3/31/2014

Optimizing Operations
• Pre-drill planning, land
 work, and location prep
• Drilling multi-well
 horizontal locations
 ▪ 3-well pad underway
 ▪ 4-well pad planned
• Utilizing simultaneous
 operations
 ▪ Concurrent facility
 construction during drilling
 and completion operations
 ▪ Reduce cycle time to
 eliminate delays from well
 completion to production

Optimizing Operations
• Completion Efficiency
 ▪ Expediting water transfer process to support activity
 ▪ Applying cross-basin knowledge to job design
 ▪ Evaluating flowback and testing
• Production Efficiency
 ▪ Optimizing to reduce mechanical downtime
 ▪ Planning appropriate artificial lift applications
 ▪ Gathering system for produced water

Optimizing Facility Construction
• Lowering costs /
 improving economics
 ▪ Horizontal multi-well facility design
 ▪ Vertical multi-well facility design
 ▪ Facility standardization
• Facility improvement
 ▪ Organization
 ▪ Safety, Environmental, and
 Standards Compliance
 ▪ Automation and optimization
              utilizing technology

Well Cost Performance - Permian Horizontals

Well Cost Performance - Permian Verticals

Growing Permian Gross Operated Daily Production

*

Growing a core area in Delaware Basin requires…
• Insightful technical analysis and application of cross-basin experience
• Leveraging industry information
• Focus on optimizing all phases of operations from land
 through production
• Expansion of inventory and future growth opportunities
• Successful execution of project plans

“Rosetta Resources is early in its Permian program and
well positioned to grow a core area in the Delaware Basin”